FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                     _____________________________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT:  MARCH 16, 1999
                       (Date of earliest event reported)



                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


         DELAWARE                       1-225               39-0394230

    (State or other jurisdiction    (Commission File     (IRS Employer
        of incorporation)               Number)         Identification No.)


           P.O. BOX 619100, DALLAS, TEXAS                 75261-9100
       (Address of principal executive offices)            (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)



                     _____________________________________

Item 5.  Other Events
---------------------

Attached hereto as Exhibit 99 is a press release issued by Kimberly-Clark Corporation in connection with the sale of the Southeast Timberlands.



                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KIMBERLY-CLARK CORPORATION



Date:      March 16, 1999             /s/  Randy J. Vest
                                      ---------------------
                                      Randy J. Vest
                                      Vice President and Controller
                                      (principal accounting officer)

     EXHIBIT INDEX
     -------------


     (99) Press release issued by Kimberly-Clark Corporation in connection with the sale of the Southeast Timberlands.